UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2026

JBT Marel Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 West Wacker Drive, Suite 3400
Chicago, IL 60606
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	JBTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

JBT Marel Corporation (the “Company”) held its Annual Meeting of Stockholders on May 14, 2026 (the “Annual Meeting”). At the Annual Meeting, there were 46,668,495 shares of the Company’s common stock represented to vote either in person or by proxy, which represented a quorum. Stockholders voted on the following matters at the Annual Meeting: (1) election of ten nominees to serve as directors until the annual meeting of stockholders to be held in 2027; (2) an advisory vote to approve the compensation of the Company’s named executive officers; and (3) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026.

Set forth below are the matters acted upon at the Annual Meeting and final voting results on each such matter as reported by the Company’s inspector of elections.

Proposal 1: Election of Directors

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Barbara L. Brasier	45,217,016	289,292	21,541	1,140,646
Brian A. Deck	45,465,445	48,513	13,891	1,140,646
Alan D. Feldman	44,832,987	672,179	22,683	1,140,646
Svafa Grönfeldt	45,462,686	51,755	13,408	1,140,646
Ólafur S. Gudmundsson	45,213,354	299,959	14,536	1,140,646
Charles L. Harrington	45,140,565	366,171	21,113	1,140,646
Lawrence V. Jackson	45,214,306	291,849	21,694	1,140,646
Polly B. Kawalek	43,893,529	1,620,316	14,004	1,140,646
Arnar Thor Másson	45,205,460	300,058	22,331	1,140,646
Ann E. Savage	45,463,313	51,179	13,357	1,140,646

Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,078,943	3,116,022	332,884	1,140,646

Proposal 3: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2026

FOR	AGAINST	ABSTAIN
46,589,275	25,979	53,241

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBT Marel Corporation

Date: May 19, 2026	By:	/s/ James C. Pelletier
	Name	James C. Pelletier
	Title	Executive Vice President, General Counsel and Secretary